UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2024

Franklin BSP Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40923	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1345 Avenue of the Americas, Suite 32A

New York, New York 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBRT	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share	FBRT PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2024 annual meeting of stockholders (the “Annual Meeting”) of Franklin BSP Realty Trust, Inc. (the “Company”) was held on May 29, 2024.

At the Annual Meeting, stockholders voted on (i) the election of Pat Augustine, Richard J. Byrne, Joe Dumars, Jamie Handwerker, Peter J. McDonough, Buford H. Ortale and Elizabeth K. Tuppeny to the Company’s Board of Directors for one-year terms until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) an amendment to the Company’s Articles of Amendment and Restatement to eliminate supermajority voting requirements; (iii) the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and (iv) an advisory vote on the compensation of the Company’s Named Executive Officers.

The final results for each of these matters are as follows:

Proposal No. 1 - Election of Directors

Each of the following directors was elected to hold office until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Pat Augustine	44,497,505	960,577	203,675	11,666,710
Richard J. Byrne	44,685,126	776,347	200,284	11,666,710
Joe Dumars	44,760,468	726,619	174,670	11,666,710
Jamie Handwerker	44,324,909	1,127,399	209,449	11,666,710
Peter J. McDonough	42,680,042	2,779,504	202,211	11,666,710
Buford H. Ortale	44,499,807	955,926	206,024	11,666,710
Elizabeth K. Tuppeny	44,481,577	977,661	202,519	11,666,710

Proposal No. 2 – Amendment to the Company’s Articles of Amendment and Restatement to eliminate supermajority voting requirements:

Because Proposal No. 2 failed to receive the affirmative vote of the holders of not less than two-thirds of the shares then outstanding and entitled to vote at the Annual Meeting, the proposal was not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
44,900,495	556,578	204,684	11,666,710

Proposal No. 3 – Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024:

The proposal was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,834,811	285,307	208,349	--

Proposal No. 4 – Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The proposal was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
38,694,249	6,659,686	307,822	11,666,710

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Chief Operating Officer

Date: May 31, 2024